GE Capital

-----------------------------------------------------------------------

                        TELECOMMUNICATIONS EQUIPMENT SCHEDULE
                                SCHEDULE NO. 002
                          DATED THIS OCTOBER 20, 1995
                           TO MASTER LEASE AGREEMENT
                          DATED AS OF AUGUST 31, 1995

Lessor & Mailing Address:                Lessee & Mailing Address:

General Electric Capital Corporation     OMI Acquisition Corp.
303 International Circle Suite 300       425 North Drive
Hunt Valley, MD 21031                    Melbourne, FL 32935

Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease Agreement identified above ("Agreement"; said Agreement and this Schedule being collectively referred to as "Lease").

A. Equipment

Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the telecommunications system(s) and/or other equipment (collectively, the "Equipment") listed on Annex A attached hereto and made a part hereof.

B. Financial Terms

   1. Advance Rent (if any): $762.97.
   2. Capitalized Lessor's Cost: $31,999.32.
   3. Basic Term Lease Rate Factor: 2.38433.
   4. Daily Lease Rate Factor: .07948.
   5. Basic Term (No. of Months): 49.
   6. Basic Term Commencement Date: October 20, 1995.
   7. Equipment Location: 2330 Commerce Park Drive, N.E. Palm Bay, FL 32905.
   8. Lessee Federal Tax ID No.: 59-3321536.
   9. Supplier: Thistle Communications, Inc.
  10. Last Delivery Date: October 10, 1995.
  10. First Termination Date: N/A

C. Tax Benefits

   Depreciation Deductions

   a. Depreciation Method: 200% declining balance method, switching to straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

   b. Recovery Period: 5 Years.

   c. Basis: 100% of Capitalized Lessor's Cost.

D. Term and Rent

   1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"). Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on N/A.

   2. Basic Term Rent. Commencing on October 20, 1995 and on the same day of each month thereafter (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

   3. Adjustment to Capitalized Lessor's Cost. Lessee hereby irrevocably authorizes Lessor to adjust the Capitalized Lessor's Cost up or down by no more than ten percent (10%) to account for equipment change orders, equipment returns, invoicing errors, and similar matters. Lessee acknowledges and agrees that the Rent shall be adjusted as a result of such change in the Capitalized Lessor's Cost (pursuant to paragraphs 1 and 2 above). Lessor shall send Lessee a written notice stating the final Capitalized Lessor's Cost, if different from that disclosed on this Schedule.

E. Insurance

   1. Public Liability: $1,000,000 total liability per occurrence.

   2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F. Modifications and Additions to Agreement

   For purposes of this Schedule only, the Agreement is amended as follows:

   1. Section I shall be deleted in its entirety and the following substituted in its stead;

      (a) Subject to the terms and conditions set forth below, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the telecommunications system(s) and/or such other equipment (such system(s) and/or equipment being referred to as "Equipment") described in Annex A to any schedule hereto ("Schedule"). Terms defined in a Schedule and not otherwise defined herein shall have the meanings ascribed to them in such Schedule.

      (b) The obligation of Lessor to purchase Equipment from the manufacturer or supplier thereof ("Supplier") and, to lease the same to Lessee under any Schedule shall be subject to receipt by Lessor, prior to the Cut-Over Date for such Equipment (which shall be the date on which such Equipment is first connected to a public telephone network in a manner permitting calls to be made through such Equipment to or from the facility in which such Equipment is located), of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Purchase Order Assignment and Consent in the form of Annex B to the applicable Schedule, unless Lessor shall have delivered its purchase order for the Equipment, (iii) evidence of insurance which complies with the requirements of Section X, and (iv) such other documents as Lessor may reasonably request. As a further condition to such obligations of Lessor, Lessee shall, on the Cut-Over Date (but no later than the Last Delivery Date) for such Equipment, execute and deliver to Lessor a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all such Equipment, and deliver a bill of sale therefor (in form and substance satisfactory to Lessor). Lessor hereby appoints Lessee its agent for inspection and acceptance of the Equipment from the Supplier. Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder.

   2. Subsection VII(a) shall be amended to add the following sentence at the end thereof:

      Lessee shall protect the Equipment from the elements (except if this is impossible in light of the normally contemplated use of an item or items thereof).

   3. Section VIII shall be deleted and the following substituted in its stead;

      VIII. STIPULATED LOSS VALUE. In the even that title to any Equipment is taken by eminent domain or otherwise or any Equipment shall be or become worn out, lost, stolen, destroyed, requisitioned or condemned by governmental or judicial order or otherwise, or, in the reasonable opinion of Lessee, irreparably damaged, from any cause whatsoever (any such occurrence being hereinafter called ("Casualty Occurrence"), Lessee shall promptly and fully notify Lessor in writing with respect thereto. In the event of a Casualty Occurrence as to part of the Equipment described on any Schedule, the same shall be treated as applicable to all the Equipment described on such Schedule, and Lessee will pay the Stipulated Loss Value for all Equipment on such Schedule unless it repairs and makes the system comprised of such Equipment fully functional to the satisfaction of Lessor. On the rental payment date next succeeding a Casualty Occurrence (the "Payment Date"). Lessee shall pay Lessor the sum of (x) the Stipulated Loss Value payment with respect to the rental next preceding such Casualty Occurrence ("Calculation Date"); and (y) all rentals and other amounts which are due hereunder as of the Payment Date. Upon payment of all sums due hereunder, the term of this lease as to such Equipment shall terminate, and except in the case of the loss, theft or complete destruction Lessor shall be entitled to return of the Equipment.

   4. MAINTENANCE PROVISIONS: In addition to provisions set forth in the Service
      Section VII of this Lease Lessee, at its own expense;

      (a) shall keep the Equipment in operation and under the manufacturer's maintenance agreement acceptable to Lessor throughout the full term of the Lease; and shall comply with all requirements for enforcing warranty claims during the term of this Lease, including, but not limited to any extension or renewal term and including the period during which the Equipment is being deinstalled and returned to Lessor; and

      (b) Lessee shall not modify the terms of the maintenance agreement without the prior written consent of Lessor. Lessee shall maintain the Equipment within specifications and conditions recommended by the manufacturer and any associated maintenance manuals. Lessee will not permit others, other than the original maintenance provider, to perform any maintenance of the Equipment unless it is expressly approved by Lessor.

   5. RETURN PROVISIONS: In addition to the provisions provided for in Section XI of the Lease, and provided that Lessee has elected not to exercise its option to purchase the Equipment Lessee shall, at its expense:

      (a) Upon the request of Lessor, Lessee shall no later than ninety (90) days prior to the expiration or other termination of the Lease provide:

        (i) a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

        (ii) a complete and current set of all manuals, equipment configuration diagrams, maintenance records and other data that may be reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

        (iii) a certification of the manufacturer or of a maintenance provider acceptable to Lessor that the Equipment (1) has been tested and is operating in accordance with manufacturers specifications (together with a report detailing the conditions of the Equipment), the results of such test(s) and inspection(s) and all repairs that were performed as a result of such test(s) and inspection(s) and (2) qualifies for the manufacturers used equipment maintenance program.

      (b) Upon the request of Lessor, Lessee shall, no later than sixty (60) days prior to the expiration or other termination of the Lease, make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

      (c) All Equipment shall be cleaned and tested with respect to rust, corrosion and appearance in accordance with manufacturers recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings or labels which are not necessary for the operation, maintenance or repair of the Equipment; and shall be in compliance with all applicable governmental laws, rules and regulations.

      (d) Provide for the deinstallation, packing, transporting, and certifying of the Equipment to include, but not limited to, the following:

        (i) the manufacturer's representative shall de-install all Equipment (including all wire, cable and mounting hardware) in accordance with the specifications of the manufacturer; (ii) each item of Equipment will be returned with a certificate supplied by the manufacturer's representative qualifying the Equipment to be in good condition and (where applicable) to be eligible for the manufacturer's maintenance plan; the certificate of eligibility shall be transferable to another operator of the Equipment; (iii) the Equipment shall be packed properly and in accordance to the manufacturer's recommendations; (iv) Lessee shall provide for the transportation of the Equipment in a manner consistent with the manufacturer's recommendations and practices to any locations within the continental United States as Lessor shall direct, and shall have the Equipment unloaded at such locations; (v) Lessee shall obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment and Lessor shall be named as the loss payee on all such policies of insurance; and (vi) Lessee shall provide insurance and safe, secure storage for the Equipment for thirty (30) days after expiration or earlier termination of the Lease at an accessible location satisfactory to Lessor.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                    LESSEE:

General Electric Capital Corporation       OMI Acquisition Corp.

By:     (Signature)                        By:     (Signature)

Name:   Kevin C. Wortman                   Name:   Diane M. Maroney

Title:  Sr. Credit Analyst                 Title:  Controller



                                           Attest:

                                           By:     (Signature)

                                           Name:   Rita Donegan


                                    ANNEX A
                                       TO
                                SCHEDULE NO. 002
                           TO MASTER LEASE AGREEMENT
                          DATED AS OF AUGUST 31, 1995

                            DESCRIPTION OF EQUIPMENT

                  Serial       Type and Model           Number        Cost
Manufacturer      Numbers       of Equipment           of Units      Per Unit

Adix Telephone
 Equipment                                                            $24,101.00

                             (46)Single Line Phones     46            $ 1,309.45
                             (12)Ceiling Speakers       12            $   456.00
                             (2)Ship Horns               2            $   214.00
                             (1)Power Supply             1            $    80.00
                             Bridge Clips, Blocks,
                               Jumper Wire, Amp Tails                 $   405.00

                                                        TAX           $ 1,593.87

                                                        INSTALLATION  $ 3,840.00

                                                        TOTAL         $31,999.32





Initials: _______________  _______________
          Lessor           Lessee

                                    ANNEX B
                                       TO
                                SCHEDULE NO.
                           TO MASTER LEASE AGREEMENT
                          DATED AS OF _______________

                      PURCHASE ORDER ASSIGNMENT AND CONSENT

     THIS ASSIGNMENT AGREEMENT, dated as of _________________ ("Agreement"), between General Electric Capital Corporation ("Lessor") and OMI ACQUISITION CORP. ("Lessee").

                                  WITNESSETH:

     Lesse desires to lease certain equipment ("Equipment from Lessor pursuant to the above schedule and lease (collectively, "Lease"). All terms used herein which are not otherwise defined shall have the meaning ascribed to them in the Lease.

     Lesse desires to assign, and Lessor is willing to acquire, cerain of Lessee's rights and interests under the purchase order(s), agreement(s), and/or document(s) (the "Purchase Order") Lessee has heretofore issued to the Supplier(s) of such Equipment.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, Lessor and Lessee hereby agree as follows:

SECTION 1. ASSIGNMENT.

     (a) Lessee does hereby assign and set over to Lessor all of Lessee's rights and interests in and to such Equipment and the Purchase Orders as the same relate thereto including, without limitation, (i) the rights to purchase, to take title, and to be named the purchaser in the bill of sale for such Equipment, (ii) all claims for damages in respect of such Equipment arising as a result of any default by the Supplier (including, without limitation ? ? ? indemnity claims) and (iii) any and all rights of Lessee to compel performance by the Supplier.

     (b) If, and so long as no default exists under the Lease, Lessee shall be, and is hereby, authorized during the term of the Lease to assert and enforce, at Lessee's sole cost and expense, from time to time, in the name of and for the account of Lessor and/or Lessee, as their interests may appear, whatever claims and rights Lessor may have against any Supplier of the Equipment.

SECTION 2. CONTINUING LIABILITY OF LESSEE.

     It is expressly agreed that, anything herein contained to the contrary notwithstanding, (a) Lessee shall at all times remain liable to the Supplier to perform all of the duties and obligations of the purchaser under the Purchase Orders to the same extent as if this Agreement had not been executed, (b) the execution of this Agreement shall not modify any contractual rights of the Supplier under the Purchase Orders and the liabilities of the Supplier under the Purchase Orders shall be to the same extent and continue as if this Agreement had not been executed, (c) the exercise by the Lessor of any of the rights hereunder shall not release Lessee from any of its duties or obligations to the Supplier under the Purchasd Orders, and (d) Lessor shall not have any obligation or liability under the Purchase Orders by reason of, or arising out of, this Agreement or be obligated to perform any of the obligations or duties of Lessee under the Purchase Orders or to make any payment (other than under the terms and conditions set forth in the Lease) or to make any inquiry of the sufficiency of or authorization for any payment received by any Supplier or to present or file any clam or to take any other action to collect or enforce any claim for any payment assigned hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


LESSOR:                                    LESSEE:

General Electric Capital Corporation       OMI Acquisition Corp.

By:             (Signature)                By:          (Signature)

Title:      Senior Credit Analyst          Title:        Controller

                             CONSENT AND AGREEMENT

     Supplier hereby consents to the above assignment agreement ("Agreement") and agrees not to accept any claims against Lessor or OMI ACQUISITION CORP. ("Lessee") inconsistent with such Agreement. Supplier agrees that the Purchase Orders are hereby amended as necessary to provide as follows:

     (a) Title to and risk of loss of the Equipment shall pass to Lessor upon Lessee's execution of the Certificate of Acceptance for such Equipment; and

     (b) Supplier hereby waives and discharges any security interest, lien or other encumbrance in or upon the Equipment and agrees ? ? ? such documents as Lessor may request evidencing the release of any such encumbrance and the conveyance of title thereto to Lessor.

     (c) Supplier agrees that on and after the date this Consent is executed it will not make any addition to or delete any items from the Equipment referred to in the Agreement without the prior written consent of both Lessor and Lessee.

     (d) Seller represents that the Equipment has been accurately labeled, consistent with the requirements of 40 CFR Part 82 Subpart B, with respect to products manufactured with a controlled (ozone-depleting) substance.

     IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed this 10th day of October, 1995.


        JANE W. REYNOLDS                     SUPPLIER:
        My Commission CC398033               THISTLE COMMUNICATIONS INC.
[LOGO]  Expires Aug. 07, 1998
        Bonded by HAJ                        By:        (Signature)
        800-422-1555
                                             Title:      President

                                    ANNEX C
                                       TO
                                SCHEDULE NO. 002
                           TO MASTER LEASE AGREEMENT
                          DATED AS OF AUGUST 31, 1995

                            CERTIFICATE OF ACCEPTANCE

To: General Electric Capital Corporation ("Lessor")

     Pursuant to the provisions of the above schedule and lease (collectively, the "Lease"), Lessee hereby certifies and warrants that (a) all Equipment listed below has been delivered and installed (if applicable); (b) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lesee, Supplier or the manufacturer; and (c) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

                            DESCRIPTION OF EQUIPMENT

                  Serial       Type and Model           Number        Cost
Manufacturer      Numbers       of Equipment           of Units      Per Unit

Adix Telephone
 Equipment                                                            $24,101.00

                             (46)Single Line Phones     46            $ 1,309.45
                             (12)Ceiling Speakers       12            $   456.00
                             ( 2)Ship Horns              2            $   214.00
                             ( 1)Power Supply            1            $    80.00
                             Bridge Clips, Blocks,
                               Jumper Wire, Amp Tails                 $   405.00

                                                        TAX           $ 1,593.87

                                                        INSTALLATION  $ 3,840.00

                                                        TOTAL         $31,999.32


                                             By:          (Signature)

                                             Title:       Controller

                                             Dated:     October 20, 1995

                                    ANNEX D
                                       TO
                                SCHEDULE NO. 002
                           TO MASTER LEASE AGREEMENT
                          DATED AS OF AUGUST 31, 1995

                   STIPULATED LOSS AND TERMINATION VALUE TABLE*
                   --------------------------------------------

                              TERMINATION VALUE        STIPULATED LOSS
           RENTAL                PERCENTAGE            VALUE PERCENTAGE
           ------             -----------------        ----------------

              1                    103.939                  108.163
              2                    102.476                  106.925
              3                    100.973                  105.647
              4                     99.431                  104.329
              5                     97.871                  102.994
              6                     96.293                  101.640
              7                     94.695                  100.267
              8                     93.078                   98.874
              9                     91.441                   97.461
             10                     89.784                   96.028
             11                     88.108                   94.577
             12                     86.412                   93.106
             13                     84.697                   91.615
             14                     82.962                   90.105
             15                     81.207                   88.575
             16                     79.432                   87.024
             17                     77.638                   85.454
             18                     75.824                   83.865
             19                     73.996                   82.261
             20                     72.152                   80.641
             21                     70.292                   79.006
             22                     68.417                   77.356
             23                     66.522                   75.685
             24                     64.612                   73.999
             25                     62.685                   72.297
             26                     60.739                   70.575
             27                     58.776                   68.837
             28                     56.798                   67.083
             29                     54.799                   65.309
             30                     52.779                   63.514
             31                     50.747                   61.706
             32                     48.701                   59.885
             33                     46.642                   58.050
             34                     44.569                   56.202
             35                     42.475                   54.332
             36                     40.367                   52.449
             37                     38.246                   50.552
             38                     36.103                   48.634
             39                     33.946                   46.702
             40                     31.775                   44.755
             41                     29.583                   42.787
             42                     27.369                   40.797
             43                     25.138                   38.791
             44                     22.890                   36.768
             45                     20.626                   34.728
             46                     20.626                   32.672

                               TERMINATION VALUE        STIPULATED LOSS
           RENTAL                PERCENTAGE             VALUE PERCENTAGE
           ------             -----------------        ----------------

             47                     20.626                   30.593
             48                     20.626                   28.497
             49                     20.626                   26.384

Initials: ________________   ________________
          Lessor             Lessee

* The Stipulated Loss Value or Termination Value for any unit Equipment shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the loss percentage figure shown above shall control throughout any such extended term.

                                                          Date: October 10, 1995

General Electric Capital Corporation
303 International Circle Suite 300
Hunt Valley, MD 21031

Gentlemen:

     You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under the assigned in connection with a lease to the undersigned evidenced by that Master Lease Agreement dated August 31, 1995 and Equipment Schedule No. 002 dated 10/20/95 as follows:

     Thistle Communications, Inc.            $31,999.32
     2101 S. Waverly Place
     Melbourne, FL 32901

     Payment in Full of Invoice Nos. 3175, 3176 & 3177

     This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

                                   Very truly yours,

                                   OMI Acquisition Corp.

                                   By: Diane M. Maroney

                                   Title: Controller

                            CERTIFICATE OF DELIVERY

To: General Electric Capital Corporation ("Lessor")

The undersigned manufacturer, supplier or vendor ("Supplier") hereby certifies that all the equipment set forth in Annex A attached hereto and made a part hereof has been delivered to OMI Acquisition Corp. ("Lessee") at 2330 Commerce Park Drive, N.E., Palm Bay, FL 32903 ("Equipment Location"); that all installation, construction, manufacture, assembly and testing required to be performed by the Supplier in connection with the Equipment has been satisfactorily completed in a workman like manner, and that the Equipment meets all applicable specifications and is fully operational for its intended use.

[LOGO]    JANE W. REYNOLDS               SUPPLIER:
          My Commission CC398033
          Expires Aug. 07, 1998          Thistle Communications, Inc.
          Bonded by HAJ
          800-422-1555                   By: J. L. Thistle

                                         Title: President
Signature of Jane W. Reynolds
                                         Date: 10-11-95

                             CERTIFICATE CONCERNING
                       PAYMENT OF PERSONAL PROPERTY TAXES

To: General Electric Capital Corporation

     To insure Lessee's compliance with the provisions of a Master Lease Agreement dated as of August 31, 1995 (the "Lease") by and between the undersigned as Lessee and General Electric Capital Corporation as Lessor, Lessee hereby agrees to one of the following options with respect to the payment of personal property taxes on the Equipment described in Annex A to Schedule Number 002 to the Lease, such agreement to be conclusively evidenced by the initials and signature of an authorized agent of Lessee in the appropriate spaces provided below:

Please choose one of the options below by placing an "X" in the appropriate box and initialing where indicated. Initial ONLY ONE Choice of Option

-----------------------------------------
     OPTION 1       Lessee's Initials: DM
-----------------------------------------

(Applicable in Jurisdictions Requiring Lessor to List Equipment): Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense;

-----------------------------------------
     OPTION 2       Lessee's Initials:
-----------------------------------------

(Applicable in Jurisdictions Permitting Lessee to List Equipment): Lessee agrees that it will (a) list all such Equipment, (b) report all property taxes assessed against such Equipment and (c) pay all such taxes when due directly to the appropriate taxing authority until Lessor shall otherwise direct in writing.

                           LESSEE: OMI Acquisition Corp.

                                   By: Diane M. Maroney

                                   Title: Controller

                                   Date: 10/20/95

                                                                      Fi 1 With:
                                STATE OF FLORIDA
                              FINANCING STATEMENT

UNIFORM COMMERCIAL CODE                                   FORM UCC-1 (REV. 1993)

      THIS FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code:

 1.  (Last Name First if an Individual)
     OMI Acquisition Corporation (Lessee)

 1a. Date of Birth or FEI#
     59-3321536

 1b. Mailing Address
     425 North Drive

 1c. City, State
     Melbourne, FL

 1d. Zip Code
     32935

 2.  Additional Debtor or Trade Name (Last Name First if an Individual)

 2a. Date of Birth or FEI#

 2b. Mailing Address

 2c. City, State

 2d. Zip Code

 3.  (Last Name First if an Individual)
     General Electric Capital Corporation (Lessor)

 3a. Mailing Address
     303 International Circle, Suite 300

 3b. City, State
     Hunt Valley, MD

 3c. Zip Code
     21031

 4.  Additional Secured Party (Last Name First if an Individual)

 4a. Mailing Address

 4b. City, State

 4c. Zip Code

 5. This Financing Statement covers the following types or items or property (Include description of real property on which located and owner or record when required. If more space is required, attach additional sheet(s)).

     All equipment wherever located as more fully described on Annex A attached hereto and made a part hereof. Including all other attachments, accessories, additions, replacements and substitutions and proceeds now or hereafter attached hereto.

     Equipment currently located at: 2330 Commerce Park Drive N.E.
                                     Palm Bay, FL 32905

 6.  Check only if Applicable:
     [x] Products of collateral are also covered.
     [x] Proceeds of collateral are also covered.
     [ ] Debtor is transmitting utility.

 7.  Check appropriate box:
     (One box must be marked)
     [ ] All documentary stamp taxes due and payable or to become due and payable pursuant to s. 201.22 F.S., have been paid.
     [x] Florida Documentary Stamp Tax is not required.

 8. In accordance with s. 679.402(2), F.S., this statement is filed without the Debtor's signature to perfect a security interest in collateral:
     [ ] already subject to a security interest in another jurisdiction when it was brought into this state or debtor's location changed to this state. [ ] which is proceeds of the original collateral described above in which a security interest was perfected.
     [ ] as to which the filing has lapsed. Date filed______________and previous
         UCC-1 file number______________.
     [ ] acquired after a change of name, identity, or corporate structure of the debtor.

 9.  Number of additional sheets presented:___________

10.  Signature(s) of
     OMI Acquisition Corporation (Lessee)
     Diane M. Maroney

11.  Signature(s) of or if Assigned, by Assignee(s).
     General Electric Capital Corporation (Lessor)
     ---signature---

12.  Return Copy to:
Name
Address
Address
City, State, Zip

                      This Space for Use of Filing Officer